Exhibit 10.3                                                 As Executed


                               SYSTEM COORDINATION
                                       AND
                               OPERATING AGREEMENT



                                      Among

                               IES Utilities Inc.
                            Interstate Power Company
                         Wisconsin Power & Light Company
                             Alliant Services, Inc.

                                -April 11, 1997-

                             SYSTEM COORDINATION AND
                               OPERATING AGREEMENT
                                TABLE OF CONTENTS


   Article I

        Term of Agreement

   Article II

        Definitions

            2.01   Agent
            2.02   Agreement
            2.03   Capacity Commitments
            2.04   Capacity Commitment Charge
            2.05   Central Control Center
            2.06   Chief Executive Office (CEO)
            2.07   Company and Companies
            2.08   Company Capability
            2.09   Company Demand
            2.10   Company Hour Capability
            2.11   Company Load Responsibility
            2.12   Company Operating Capability
            2.13   Company Operating Reserve
            2.14   Company Peak Demand
            2.15   Day
            2.16   Economic Dispatch
            2.17   Energy
            2.18   Entitlement
            2.19   Generating Unit
            2.20   Hour
            2.21   Intertransmission Facilities
            2.22   Joint Facilities Plan
            2.23   Joint Unit
            2.24   Margin
            2.25   Month
            2.26   Net Plant Capability
            2.27   Open Access Transmission Tariff
            2.28   Operating Committee
            2.29   Own Load
            2.30   Parent Company
            2.31   Planning Reserve Level
            2.32   Pool Energy
            2.33   Power
            2.34   Prorated Reserve Level
            2.35   Reserve Capacity (Company or System)
            2.36   Seller's Incremental Energy Cost
            2.37   System
            2.38   System Capability
            2.39   System Demand
            2.40   System Load Responsibility
            2.41   System Operating Capability
            2.42   System Operating Reserve
            2.43   System Peak Demand
            2.44   Total Energy Cost
            2.45   Transmission Services Organization
            2.46   Variable Energy Cost
            2.47   Year

   Article III

        Objectives

            3.01   Purpose

   Article IV

        Agent

            4.01   Responsibility of the Agent
            4.02   Delegation and Acceptance of Authority
            4.03   Reporting
            4.04   Delegation to the Transmission Services Organization
            4.05   Delegation to Services

   Article V

        Operating Committee

            5.01   Operating Committee

   Article VI

        Operations

            6.01   Planning and Authorization of Production Facilities
            6.02   Planning Reserve Levels
            6.03   Provision to Achieve Planning
            6.04   Capacity Sales and Purchases and Reserve Shortfalls
            6.05   Energy Exchanges Among Companies
            6.06   Energy Exchange Pricing
            6.07   Energy Exchanges with Non-Affiliated Utilities

   Article VII

        Transmission

            7.01   Availability of Intertransmission Facilities
            7.02   Availability of Direct Assignment Facilities
            7.03   Transmission Service Revenue
            7.04   Communications
            7.05   Network Transmission Service Reservation
            7.06   Point-to-Point Transmission Services
            7.07   Ancillary Services
            7.08   Intertransmission Facilities
            7.09   Transmission Losses

   Article VIII

        Central Control Center

            8.01   Central Control Center
            8.02   Expenses
            8.03   Communication and Other Facilities

   Article IX

        General

            9.01   Regulatory Authorization
            9.02   Effect on Other Agreements
            9.03   Schedules
            9.04   Measurements
            9.05   Billings
            9.06   Waivers
            9.07   Successors and Assigns; No Third Party Beneficiary
            9.08   Independent Contractors
            9.09   Responsibility and Liability
            9.10   Affiliate Transaction Pricing

        Schedules

            A      Joint Unit
            B      Company Units
            C      Capacity Commitment Charge
            D      Payments and Receipts for Pool Energy
                   Exchanges Among the Companies
            E      Distribution of Margin for Off-System Energy Purchases
                   and Sales
            F      Distribution of Operating Expenses of the Central Control
                   Center
            G      Transmission Revenue Allocation

                               SYSTEM COORDINATION
                                       AND
                               OPERATING AGREEMENT

                                      Among

                               IES Utilities, Inc.
                            Interstate Power Company
                         Wisconsin Power & Light Company

                             Alliant Services, Inc.

        THIS AGREEMENT is made and entered into this 11th day of April 1998, by and among IES Utilities, Inc., hereinafter called
   IES; Interstate Power Company, hereinafter called IPC; Wisconsin Power & Light Company, hereinafter called WPL; and Alliant Services, Inc., hereinafter called Services; all of whose common stock is to be owned by Interstate Energy Corporation d/b/a Alliant Corporation.
        WHEREAS, IES, IPC, and WPL are the owners and operators of electric generation, transmission, and distribution facilities with which they are engaged in the business of generating, transmitting, and selling electric Energy to the general public and to other electric utilities; and
        WHEREAS, upon consummation of the merger transactions that will establish them as subsidiaries of Interstate Energy Corporation; the Companies can achieve a greater realization of economic benefits for their customers through operation as a single integrated and centrally dispatched system, and through a greater level of coordinated planning, construction, operation and maintenance of their electric supply facilities; and
        WHEREAS, the foregoing benefits will be more economically achieved and their attainment will be facilitated by having certain services performed by an agent for the Companies; and
        WHEREAS, the Companies believe that Services is qualified to perform such services for them, as Agent.
        NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein, the parties hereto mutually agree as follows:

                                    ARTICLE I

                                TERM OF AGREEMENT

        1.01 This Agreement shall become effective upon the consummation of the merger transactions described in the Agreement and Plan of Merger by and among WPL Holdings, Inc., IES Industries, Inc., and Interstate Power Company, or such later date as may be fixed by any requisite regulatory approval or acceptance for filing. This Agreement shall continue in force and effect for a period of 5 Years from the effective date herein above described, and continue from Year to Year thereafter until terminated by one or more of the parties upon 5 Years written notice to the other parties.
        1.02 This Agreement will be reviewed periodically by the Operating Committee to determine whether revisions are necessary to meet changing conditions. In the event that revisions are made by the parties hereto, and after requisite approval or acceptance for filing by the appropriate regulatory authorities, the Operating Committee will thereafter, for the purpose of ready reference to a single document, prepare for distribution to the Companies an amended document reflecting all changes in and additions to this Agreement with notations thereon of the date amended.

                                   ARTICLE II

                                   DEFINITIONS

        For the purpose of this Agreement and of the Service Schedules which are attached hereto and made a part hereof, the following definitions shall apply:
        2.01 Agent for the Companies shall be Services.
        2.02 Agreement shall be this Agreement with all attachments and schedules applying hereto and any amendments made hereafter.
        2.03 Capacity Commitment shall be generating capacity committed by a Company to provide capability for other Companies to attain their Planning or Prorated Reserve Levels, whichever shall be lower.
        2.04 Capacity Commitment Charge shall be the charge made by a Company supplying a Capacity Commitment to the Company receiving the Capacity Commitment.
        2.05 Central Control Center shall be a center operated by the Agent for the optimal utilization of System resources for the supply of Power and Energy.
        2.06 Chief Executive Officer (CEO) shall be the Chief Executive Officer of Interstate Energy Corporation.
        2.07 Company shall be one of the Interstate Energy Corporation operating companies and Companies shall be the Interstate Energy Corporation operating companies collectively.
        2.08 Company Capability shall be:
        (a) The sum of the Company net plant capability in megawatts, plus
        (b) The megawatt amount of purchases and exchanges without reserves, under contract from other systems; less
        (c) The megawatt amount of sales and exchanges without reserves, under contract to other systems.
        2.09 Company Demand shall be the demand in megawatts of all retail and wholesale power customers on whose behalf the Company, by statute, franchise, regulatory requirement, or contract, has undertaken an obligation to construct and operate its system to meet the reliable electric needs of such customers, integrated over a period of one hour, plus the losses incidental to that service.
        2.10 Company Hourly Capability for a Company shall be:
        (a) The megawatt amount of dependable capability of the Company's generating units on line, including its shares of Joint Units with associated Companies and its shares of joint units with non-associated companies, during the Hour; plus
        (b) The megawatt amount of capability available to the Company under contract from non-associated companies during the Hour; plus
        (c) The megawatt amount of capability available from other Companies in the form of Capacity Commitments during the Hour; less
        (d) The megawatt amount of capability available from the Company to non-associated companies under contract during the Hour; less
        (e) The megawatt amount of capability available from the Company to other Companies in the form of Capacity Commitments during the Hour.
        2.11 Company Load Responsibility shall be as follows:
        (a) Company Peak Demand; less
        (b) Interruptible load including direct load control included in (a) above; plus
        (c) The contractual amount of sales and exchanges including applicable reserves during the period to other systems; less
        (d) The contractual amount of purchases and exchanges including applicable reserves during the period from other systems.
        2.12 Company Operating Capability shall be the dependable net capability in megawatts of Generating Units of a Company carrying load or ready to take load.
        2.13 Company Operating Reserve shall be the excess of Company Operating Capability over Company Load Responsibility expressed in megawatts.
        2.14 Company Peak Demand for a period shall be the highest Company Demand for any hour during the period.
        2.15 Day shall be a continuous 24-Hour period beginning at midnight (0000). NORMALLY CALLED MIDNIGHT AS MEASURED IN CENTRAL PREVAILING TIME.
        2.16 Economic Dispatch shall be the distribution of total generation requirements among alternative sources for system economy with due consideration of incremental generating costs, incremental transmission losses, and system reliability.
        2.17    Energy shall be a measure of work expressed in megawatt-hours
   (MWH).
        2.18 Entitlement Energy shall be the Energy from a Joint Unit to which a Company is entitled by reason of its ownership position in that unit, expressed in megawatt-hours.
        2.19 Generating Unit shall be an electric generator, together with its prime mover and all auxiliary and appurtenant devices and equipment designed to be operated as a unit for the production of electric Power and Energy. The above is to include equipment necessary for connection to the transmission system. The high side of the step-up transformer is the intended point of connection to the transmission system.
        2.20    Hour shall be a clock-hour.
        2.21 Intertransmission Facilities shall be those transmission facilities which are required for the effective utilization of System resources in the economic exchange of capacity and Energy among the Companies and with other systems.
        2.22 Joint Facilities Plan shall be the formal documented plan developed from time to time for all future Generating Units of the Companies and other resources and all additional Intertransmission Facilities.
        2.23 Joint Unit shall be any Generating Unit and its outlet transmission that is jointly owned by two or more of the Companies.
        2.24 (a) Margin on Sales shall be the difference between: (1) the revenue from non-firm off-System Energy sales and (2) the Seller's Incremental Energy Cost incurred in making such sales.
        (b) Margin on Purchases shall be the difference between (1) the Buyer's Decremental Energy Value avoided as a result of non-firm off-System Energy purchases and (2) payments for non-firm off-System Energy purchases.
        (c) Margin for a given period shall be the sum of the amounts developed under 2.24 (a) and 2.24 (b).
        2.25 Month shall be a calendar Month consisting of the applicable 24-hour periods as measured by Central Prevailing Time as required by the appropriate reliability region.
        2.26 Net Plant Capability shall be the capability measured in megawatts (MW) as tested by procedures agreed upon by the Operating Committee, and as required by the reliability region.
        2.27 Open Access Transmission Tariff (OATT) shall be the Open Access Transmission Tariff filed with the Federal Energy Regulatory Commission by Services on behalf of the Companies.
        2.28 Operating Committee shall be the organization established pursuant to Section 5.01 and whose duties are more fully set forth therein.
        2.29 Own Load shall be Energy required to meet Company Demand plus any off-System firm Energy served by the Company under contract existing as of the effective date of this agreement.
        2.30 Parent Company shall be Interstate Energy Corporation d/b/a Alliant Corporation.
        2.31 Planning Reserve Level shall be the megawatt amount of required Reserve Capacity for a Company, expressed as a percentage of its forecasted Company Load Responsibility.
        2.32 Pool Energy shall be the Energy supplied and sold by one Company to another Company to enable the purchasing Company to meet that portion of its Own Load that could not be served by the purchasing Company's other resources.
        2.33 Power shall be the rate of doing work and shall be expressed in megawatts (MW).
        2.34 Prorated Reserve Level shall be a percentage reserve level for each Company that when divided by that Company's Planning Reserve Level gives the same quotient as that for all other Companies.
        2.35 Reserve Capacity (Company or System) shall be that amount in megawatts by which Company or System Capability exceeds Company or System Load Responsibility.
        2.36 Seller's Incremental Energy Cost shall be the Variable Energy Cost or purchased Energy cost which a selling Company incurs in order to supply energy for resale.
        2.37 System shall be the interconnected coordinated electric generation and transmission systems of the Companies.
        2.38 System Capability shall be the arithmetical sum in megawatts of the individual Company Capabilities.
        2.39 System Demand shall be the arithmetical sum in megawatts of the individual Companies' clock-hour demand.
        2.40    System Load Responsibility shall be as follows:
            (a) System Peak Demand; less
            (b) Interruptible load including direct
   load control included in (a) above; plus
        (c) The arithmetic sum of all of the Companies' contractual amount of sales and exchanges with applicable reserves during the period to other systems; less
        (d) The arithmetic sum of all of the Companies' contractual amount of purchases and exchanges with applicable reserves during the period from other systems.
        2.41 System Operating Capability shall be the arithmetical sum in megawatts of the individual Company Operating Capabilities.
        2.42 System Operating Reserve shall be the arithmetical sum of the individual Company Operating Reserves, expressed in megawatts.
        2.43 System Peak Demand for a period shall be the highest System Demand for any hour during the period.
        2.44 Total Energy Cost shall be the total cost of all fuel consumed by the unit in such month divided by the net kilowatt hours that month plus an amount established by the Operating Committee to cover (1) the average production cost other than fuel and (2) the incremental transmission losses incurred in supplying the participant's on any other system.
        2.45 Transmission Services Organization shall be an organization within Services which is the Designated Agent for the Companies as Transmission Providers under the OATT.
        2.46 Variable Energy Cost shall be the incremental delivered fuel cost for the last generated MW, variable O&M cost, any associated start up cost, incremental losses and relevant emissions cost.
        2.47    Year shall be a calendar Year.

                                   ARTICLE III

                                   OBJECTIVES

        3.01    Purpose
        The purpose of this Agreement is to provide the contractual basis for coordinated planning, construction, operation and maintenance of the System to achieve optimal economies, consistent with reliable electric service, reasonable utilization of natural resources, and environmental requirements.

                                   ARTICLE IV

                                      AGENT

        4.01    Responsibility of the Agent
        The Companies hereby designate Services as their Agent for the purpose of:
        (a) coordinating the planning, operating and maintaining of the Generating Units and Intertransmission Facilities of the Companies;
        (b) design and construction of the Joint Units; and
        (c) design, construction, operation and maintenance of the Central Control Center.
        4.02    Delegation and Acceptance of Authority
        The Companies hereby delegate to the Agent and the Agent hereby accepts responsibility and authority for the duties listed in Section 4.01 and elsewhere in this Agreement. The Agent shall perform each of those duties in consultation with the Operating Committee except as herein expressly established otherwise.
        4.03    Reporting
        The Agent shall provide periodic summary reports of its activities under this Agreement to the Companies and shall keep the Companies and the Operating Committee currently informed of situations or problems which may adversely affect the planning, construction, operation or maintenance of the System. The Agent shall report to the Companies or to the Operating Committee in such additional detail as is requested on specific issues or projects under its supervision as Agent.
        4.04    Delegation to the Transmission Services Organization
        Services shall delegate to the Transmission Services Organization the responsibility and authority to act as Transmission Provider on behalf of the Companies for all of the requirements and purposes of the Open Access Transmission Tariff.
        4.05    Delegation to Services
        The Companies shall delegate to Services the responsibility and authority to act as Customer on behalf of the Companies for all of the requirements and purposes of the Open Access Transmission Tariff.

                                    ARTICLE V

                               OPERATING COMMITTEE

        5.01    Operating Committee
        The Operating Committee is the organization established to ensure the coordinated operation of the System by making recommendations to the CEO regarding operations under this Agreement, thereby providing the basis for the CEO's direction of the Agent in the performance of the Agent's duties under this Agreement. The Operating Committee members will be designated by the CEO and shall consist of a chairperson, plus one representative from each Company plus one representative from the Agent. Operating Committee decisions shall be by a majority vote of those present and shall be in the form of recommendations to the CEO. However, any member not present may vest his vote with a proxy. In any non-unanimous decision the principles of the difference shall be reported to the CEO. The chairperson shall vote only in case of a tie.

                                   ARTICLE VI

                                   OPERATIONS

        6.01    Planning and Authorization of Production Facilities
        (a) Each Company shall forecast the generation requirements to meet its Load Responsibility and its Planning Reserve Level.
        (b) A current Joint Facilities Plan will be maintained that will provide for the current forecasted System Load Responsibility including the Planning Reserve Level. The Generating Units and purchases identified in Schedule B shall be integrated into the plan.
        (c) All Generating Units committed to and placed in service after the effective date of this Agreement and all outside capacity purchases contracted after the effective date of this agreement shall be in accordance with the then current Joint Facilities Plan. Joint Units shall be authorized by the Board of Directors of the Parent Company prior to the commencement of detailed engineering of the units.
        (d) For the purpose of this Agreement the Generating Units listed in Schedule B are not Joint Units.
        (e) The Company designated by the CEO shall be responsible for the staffing, operation and maintenance of each authorized Joint Generating Unit.
        6.02    Planning Reserve Levels
        The Operating Committee shall periodically review the Planning Reserve Level for each Company and recommend any modifications of such to the CEO.
        6.03    Provision to Achieve Planning Reserve Levels
        (a) Each Company shall own, or have available to it under contract, such generating capability and other facilities as are necessary to supply its Company Load Responsibility plus its Planning Reserve Level.
        (b) The Joint Facilities Plan shall be periodically reviewed and adjusted to provide the Companies their required Planning Reserve Levels. Any Company with Reserve Capacity in excess of its Planning Reserve Level for a future Year shall offer to commit such excess capacity to Companies with insufficient Reserve Capacity to meet their Planning Reserve Level during that Year. The deficit Companies if they choose to purchase such capacity shall make payments to the excess Companies each Month of the Year the commitment applies in the amount of the Capacity Commitment Charge in accordance with Schedule C. In the event that the System Capability, including outside capacity purchases, is insufficient to meet such Planning Reserve Levels, the companies with excess capability shall commit only that excess capability to the companies with insufficient reserve capacity.
        (c) The Ownership percentages in future Generating Units are established in accordance with Schedule A, but may be reallocated in the Joint Facilities Plan by recommendation of the Operating Committee and authorization by the CEO.
        6.04    Capacity Sales and Purchases and Reserve Shortfalls
        (a) The Agent is hereby authorized to operate the system as a single control area and shall coordinate and assist the Companies in off-System capacity sales and purchases as may be required by the System to market excess System Capability or meet System Capability deficiencies.
        (b) All capacity purchases and sales effective beyond the effective date of this Agreement shall be coordinated by the Agent, recommended by the Operating Committee, and approved by the CEO.
        (c) The System Reserve Capacity shall be at the disposal of any Company requiring such capacity. Should the System be short of capacity as a result of an emergency and be unable to purchase the deficit, each Company shall take such actions as are necessary to bring system load and generation into balance.
        6.05    Energy Exchange Among the Companies
        The Agent shall schedule System Energy output to obtain the lowest cost of Energy for serving System Demand consistent with each Company's operating and security constraints, including voltage control, stability, loading of facilities, operating guides as recommended by the Operating Committee and approved by the CEO, environmental requirements and continuity of service to customers.
        6.06    Energy Exchange Pricing
        For the purpose of pricing Energy exchange among the Companies, System resources shall be utilized to serve System requirements in the following order:
        (a) Those Generating Units which are designated not to be operated in the order of lowest to highest Variable Cost but are required due to Company operating constraints shall be allocated to the Company requiring the Generating Unit.
        (b) The lowest Variable Cost generation of each Company's capability shall first be allocated to serve its Own Load.
        (c) The next lowest Variable Cost portion of each Company's remaining capability shall be allocated to serve Pool Energy requirements of Companies under System Economic Dispatch. Pool Energy shall be priced in accordance with Schedule D.
        6.07 Energy Exchanges With Non-Affiliated Utilities The Agent shall coordinate and direct off-System purchases of Energy necessary to meet System requirements or improve System economies. The Agent shall coordinate and direct off-System sales of Energy available after meeting all of the requirements of the System including the energy associated with contractual requirements for off-System capacity sales. Any off-System economy Energy purchases or sales shall be implemented by decremental or incremental System Economic Dispatch as appropriate. Any Margin on Energy purchases from off-System utilities or Margin on Energy sales to off-System utilities shall be distributed to the Companies in accordance with Schedule E.

                                   ARTICLE VII

                                  TRANSMISSION

        7.01    Availability of Intertransmission Facilities
        Each Company shall make its Intertransmission Facilities available to the Transmission System Operator.
        7.02    Availability of Direct Assignment Facilities
        Each Company shall make Direct Assignment Facilities available to the Transmission System Operator as may be required to provide transmission service to Non-Affiliated Utilities.
        7.03    Transmission Service Revenues
        (a) The Companies shall share all transmission service revenues obtained from the use of the intertransmission facilities that comprise the IEC transmission system in proportion to their respective Company Transmission Revenue Requirements as shown on Schedule G. The Schedule G Annual Transmission Revenue Requirements shall be revised whenever there is a change to the Annual Transmission Revenue Requirements in Attachment H to the IEC Open Access Transmission Tariff.
        (b) Revenues received for third-party use of Direct Assignment Facilities shall be distributed to the Companies owning such facilities.
        (c) The distribution to the Companies of revenues received for stranded costs received from third-party customers under the OATT shall be determined on a case-by-case basis.
        (d) The distribution to the Companies of revenues received for new facilities and redispatch costs received from third-party customers under the OATT shall be determined on a case-by-case basis.
        7.04    Communications
        All communications by the Companies with the Transmission Services Organization concerning the use of the transmission system shall be through the Open Access Same Time Information System. This restriction does not apply to communications concerning (1) system operating problems;
   (2) emergency conditions; (3) the Network Operating Agreement and the status of a Company=s particular contracted for transaction; and (4) confidential or proprietary information.
        7.05    Network Transmission Service Reservation
        (a) Each Company shall join in a single reservation for Network Integration Transmission Service, to be submitted by Services to the TSO.
        (b) Each Company=s Network Loads shall be the Company Demand as defined in Section 2.09.
        (c) Each Company=s Network Resources shall be the Generating Units and Purchased Power Contracts as permitted by Section 30.1 of the Open Access Transmission Tariff, as reflected in Schedule B.
        (d) Services shall act as Customer Agent for the Companies for all transmission and ancillary service-related actions under the OATT.
        (e) Services shall bill each of the Companies on a Load Ratio Share basis for the amount due to the TSO in each month for Network Services. Payment for other services under the OATT may be directly assigned to a specific Company.
        7.06    Point-to-Point Transmission Services
        (a) Each Company shall enter into PTP Capacity Reservations, with Services acting as Agent, for all Load Responsibility that is not included in Company Peak Demand.
            (1)  The cost of Transmission on the IEC
   System for off-System capacity sales by a Company shall be borne by the selling Company.
            (2)  The cost of third-party PTP
   Transmission for off-System capacity sales by a Company shall be borne by the selling Company.
        (b) Services shall enter into firm and non-firm transmission service reservations with the TSO and third parties as may be required to enter into Energy Exchanges with Non-Affiliated Utilities. The costs incurred for such transmission services shall be distributed to the Companies on the same bases as any Margin on Energy purchases or sales, in accordance with Schedule E.
        7.07    Ancillary Services
        (a) Each Company shall make Regulating, Spinning and Supplemental Reserve generating capacity available to the TSO to meet:
            (1)  each Company=s proportionate share of
   the Reserve Margin Requirements associated with the IEC Companies= Network Integration Transmission Service reservation, and
            (2)  such additional quantities of
   Regulating, Spinning and Supplemental Reserve generating capacity as may be requested by the TSO to meet the Minimum Operating Reserve Requirements of third-party Transmission Customers, and
            (3)  such additional quantities of
   Regulating, Spinning and Supplemental Reserve generating capacity as may be determined by the Company, TSO or by Services to be reasonable, prudent and necessary to accomplish the purposes of this Agreement, the OATT, and Regional Reliability Council rules, guidelines and agreements.
        (b) Where revenues are received from Non-Affiliated Utilities for the provision of Operating Reserves, revenues for each type of service shall be distributed by the TSO on a Network Load Ratio basis unless a single Company is designated as the supplier in which case the revenues will be directly assigned to the supplying Company.
        (c) Revenues received for the provision of Scheduling and Reactive Power from Generation Sources Services shall be distributed by the TSO to the Companies on a Network Load Ratio basis unless and until a more appropriate cost allocation method is identified.
        (d) Revenues received from the TSO by Services for the provision of Energy Imbalance Service shall be distributed to the Companies in accordance with Schedule E, as Energy Exchanges With Non-Affiliated Utilities, after Services has first directly assigned revenues to each Company equal to the incremental costs incurred to provide this service.
        7.08    Intertransmission Facilities
        (a) The ownership of Intertransmission Facilities existing as of the effective date of this agreement shall be in accordance with ownership prior to this agreement.
        (b) The Agent shall make periodic studies of bulk Power supply transmission facilities and shall report to the Operating Committee the results of such studies including any additional Intertransmission Facilities identified as necessary.
        7.09    Transmission Losses
        Transmission losses occasioned by the transfer of Power and Energy among and between the Companies when recommended by the Operating Committee shall be determined and accounted for in accordance with the IEC Transmission Tariff and procedures developed by the Agent, recommended by the Operating Committee, and approved by the CEO.

                                  ARTICLE VIII

                             CENTRAL CONTROL CENTER

        8.01    Central Control Center
        The Agent shall provide and operate a Central Control Center adequately equipped and staffed to meet the requirements of the Companies for efficient, economical and reliable operation as contemplated by this Agreement.
        8.02    Expenses
        All expenses for operation of the Central Control Center shall be paid by the Agent and billed monthly to each Company, in accordance with Schedule F.
        8.03 Communications and Other Facilities
        The Companies shall provide communications and other facilities necessary for:
        (a) The metering and control of the generating and transmission facilities;
        (b) The dispatch of electric Power and Energy; and
        (c) For such other purposes as may be necessary for optimum operation of the System.

                                   ARTICLE IX

                                     GENERAL

        9.01    Regulatory Authorization
        This Agreement is subject to certain regulatory approvals and each Company and the Agent shall diligently seek all necessary regulatory authorization for this Agreement.
        9.02    Effect on Other Agreements
        This Agreement shall not modify the obligations of any Company under any agreement between the Company and others not parties to this Agreement in effect at the date of this Agreement.
        9.03 Schedules
        The basis of compensation for the use of facilities and for the Power and Energy provided or supplied by a Company to another Company or Companies under this Agreement shall be in accordance with arrangements agreed upon from time to time among the Companies. Such arrangements shall be in the form of Schedules, each of which, when signed by the parties thereto and approved or accepted by appropriate regulatory authority, shall become a part of this Agreement.
        9.04    Measurements
        All quantities of Power and Energy exchanged or flowing between the systems of the Companies, shall be determined by meters installed at each interconnection, unless otherwise agreed to by the Companies involved.
        9.05    Billings
        Bills for services rendered hereunder shall be calculated in accordance with applicable Schedules, and shall be issued on a monthly basis for services performed during the preceding month.
        9.06    Waivers
        Any waiver at any time by a Company of its rights with respect to a default by any other Company under this Agreement shall not be deemed a waiver with respect to any subsequent default of similar or different nature, nor shall it prejudice its right to deny waiver of similar default to a different Company.
        9.07    Successors and Assigns; No Third Party Beneficiary
        This Agreement shall inure to and be binding upon the successors and assigns of the respective parties hereto, but shall not be assignable by any party without the written consent of the other parties, except upon foreclosure of a mortgage or deed of trust. Nothing expressed or mentioned or to which reference is made in this Agreement is intended or shall be construed to give any person or corporation other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, expressly or by reference, or any Schedule hereto, this Agreement, any such Schedule and any and all conditions and provisions hereof and thereof being intended to be and being for the sole exclusive benefit of the parties hereto, and for the benefit of not other person or corporation.
        It is contemplated by the parties that it may be appropriate from time to time to change, amend, modify or supplement this Agreement of the Schedules which are attached to this Agreement to reflect changes in operating practices or costs of operations or for other reasons. This Agreement may be changed, amended, modified or supplemented by an instrument in writing executed by all of the parties after requisite approval on acceptance for filing by the appropriate regulatory authorities.
        9.08    Independent Contractors
        It is agreed among the Companies that by entering into this Agreement the Companies shall not become partners, but as to each other and to third persons, the Companies shall remain independent contractors in all matters relating to this Agreement.
        9.09    Responsibility and Liability
        The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs and expenses as provided in this Agreement, and any liability resulting here from.
   Each party hereto will defend, indemnify, and save harmless the other parties hereto from and against any and all liability, loss, costs, damages, and expenses, including reasonable attorney's fees, caused by or growing out of the gross negligence, willful misconduct, or breach of this Agreement by such indemnifying party.
        9.10    Affiliate Transaction Pricing
        The Companies and Services, having made certain commitments to the Federal Energy Regulatory Commission concerning transfer pricing among affiliates, agree as follows with respect to non-power goods and services:
   (1) the affiliates or associates of the public utility subsidiaries will not sell non-power goods or services to the public utility subsidiaries at a price above market price; and (2) sales of non-power goods or services by the public utility subsidiaries to their affiliates or associates will be at the public utility=s cost for such goods and services or the market value for such goods and services, whichever is higher.
        In witness whereof, each of the Companies has caused this Agreement to be signed in its name and on its behalf by its President attested by its Secretary, both being duly authorized.

                                      IES UTILITIES, INC.
   Attest
   __________________________________ By_______________________________
   Secretary                              President


                                    INTERSTATE POWER COMPANY
   Attest

   __________________________________ By_______________________________
   Secretary                              President

                                    WISCONSIN POWER & LIGHT COMPANY
   Attest

   __________________________________ By_______________________________
   Secretary                              President

                                    ALLIANT SERVICES, INC.
   Attest

   __________________________________ By_______________________________
   Secretary                              President

                                       A-1
                                   SCHEDULE A
                                   JOINT UNIT

        10.01   Purpose
        The purpose of this Schedule is to provide the basis for the Companies' participation in Joint Units.
        10.02 Ownership (a) Every Joint Unit shall be owned by the Companies participating in the Joint Unit as tenants in common. Ownership shares in each Joint Unit shall be allocated insofar as practical to achieve a Prorated Reserve level for all Companies participating in the unit. The allocation shall be recommended by the Operating Committee and approved by the CEO prior to the time the unit is authorized by the Board of Directors of the Parent Company. However, each Company participating shall own at least 25 megawatts of each Joint Unit unless otherwise agreed to by the Operating Committee. Each Company shall be responsible for its prorata share of the costs of construction of the unit and shall contribute such funds to the Agent as billed.
        (b) When a new Joint Unit is installed at a site already occupied by one or more existing Generating Units the Agent, in consultation with the Operating Committee, shall identify any existing facilities that will be common to the new Joint Unit and the portion of the common facilities to be allocated to the new Joint Unit. The owners of the new joint Unit shall compensate the owners of the existing common facilities for the use of those common facilities.

                                       A-2
        10.03   Contracts
        The Companies shall execute a joint ownership construction and operation and maintenance agreement for each Joint Unit, such agreement to set out all of the rights and obligations of the parties relating to the specific Joint Unit, including the allocation of fuel costs, the allocation of other operation costs and the allocation of maintenance costs among the owners.

                                    IES UTILITIES, INC.
   Attest
   __________________________________ By______________________________
   Secretary                              President

                                    INTERSTATE POWER COMPANY
   Attest

   __________________________________ By_______________________________
   Secretary                              President

                                    WISCONSIN POWER & LIGHT COMPANY
   Attest

   __________________________________ By_______________________________
   Secretary                              President

                                    ALLIANT SERVICES, INC.
   Attest

   __________________________________ By_______________________________
   Secretary                              President

                                   SCHEDULE B

                                  IES UTILITIES

                            EXISTING GENERATING UNITS


   Station         Unit              Station           Unit

   Burlington        1               Grinnell CT        1
                                     Grinnell CT        2
   Prairie Creek     1*
   Prairie Creek     2               Marshalltown CT    1
   Prairie Creek     3               Marshalltown CT    2
   Prairie Creek     4               Marshalltown CT    3

   Sutherland Station  1             Red Cedar Cogen    1**
   Sutherland Station  2
   Sutherland Station  3             Ames Diesel        1
                                     Ames Diesel        2
   Sixth Street Station 2
   Sixth Street Station 4            Centerville Diesel   1
   Sixth Street Station 7            Centerville Diesel   2
   Sixth Street Station 8            Centerville Diesel   3

   Burlington CT     1               Marshalltown Diesel  1
   Burlington CT     2               Marshalltown Diesel  2
   Burlington CT     3
   Burlington CT     4               Lakehurst Dam      1
                                     Lakehurst Dam      2
   Centerville CT    1
   Centerville CT    2               Anamosa Hydro      1

   Agency Street CT  1               Iowa Falls Hydro   1
   Agency Street CT  2
   Agency Street CT  3
   Agency Street CT  4


    *  Retired in October 1995; will be replaced during 1997
   **  Operational during the 2nd quarter of 1996

                                   SCHEDULE B


                                  IES UTILITIES

                            EXISTING GENERATING UNITS

                                  JOINTLY OWNED


        Station               Unit

   Duane Arnold Energy Center  1         Note:  Jointly owned with Central
                                              Power Cooperative and Corn Belt
                                              Power Cooperative

   Ottumwa                     1         Note:  Jointly owned with
                                              MidAmerican Energy

   Neal                        3         Note:  Jointly owned with
                                              MidAmerican Energy; operated by
                                              MidAmerican Energy

                                   SCHEDULE B


                                  IES UTILITIES

                        EXISTING PURCHASE POWER CONTRACTS

   Year          Company               MW          Type

   1996     Ottumwa Hydro               1      System Firm

   1996     Union Electric             80      System Firm

   1996     Basin Electric             50      Unit Participation


   1997     Ottumwa Hydro               1      System Firm

   1997     Union Electric             60      System Firm

   1997     Basin Electric             75      Unit Participation


   1998     Ottumwa Hydro               1      System Firm

   1998     Basin Electric            100      Unit Participation

                                   SCHEDULE B


                            INTERSTATE POWER COMPANY

                            EXISTING GENERATING UNITS


                       Station              Unit

                       Lansing                1
                       Lansing                2
                       Lansing                3
                       Lansing                4

                       ML Kapp                1
                       ML Kapp                2

                       Dubuque                1
                       Dubuque                2
                       Dubuque                3

                       Fox Lake               1
                       Fox Lake               2
                       Fox Lake               3

                       Lime Creek CT          1
                       Lime Creek CT          2

                       Montgomery CT          1

                       Fox Lake CT            4

                       Dubuque Diesel         1
                       Dubuque Diesel         2

                       Lansing Diesel         1
                       Lansing Diesel         2

                       Hills Diesel           1

                       Rushford Diesel        1

                       New Albin Diesel       1

                                   SCHEDULE B


                            INTERSTATE POWER COMPANY

                            EXISTING GENERATING UNITS

                                  JOINTLY OWNED


   Station   Unit

   Neal      4            Note:     Jointly owned with MidAmerican Energy,
                                    Cornbelt Power Coop, Algona Municipal,
                                    Cedar Falls Municipal, North Iowa
                                    Municipal Electric Coop Assoc., Northwest
                                    Iowa Power Coop, and Northwestern Public
                                    Service Company; operated by MidAmerican
                                    Energy.

   Louisa    1            Note:     Jointly owned with MidAmerican Energy,
                                    Central Iowa Power Cooperative, and the
                                    Municipals of: Waverly, Geneseo,
                                    Eldridge, Tipton and Harlan; operated by MidAmerican Energy.

                                   SCHEDULE B


                            INTERSTATE POWER COMPANY

                        EXISTING PURCHASE POWER CONTRACTS


   Year        Company                    MW         Type

   1996     Northwest Iowa Power Coop     25    Unit Participation

   1996     Windom                         3    Unit Participation

   1996     United Power Association     100    Unit Participation

   1996     Minnesota Power               55    Unit Participation

   1996     MidAmerican Energy           100    Unit Participation


   1997     Northwest Iowa Power Coop     25    Unit Participation

   1997     Windom                         3    Unit Participation

   1997     United Power Assoc.          100    Unit Participation

   1997     Minnesota Power               55    Unit Participation

   1997     MidAmerican Energy           100    Unit Participation


   1998     Northwest Iowa Power Coop     25    Unit Participation

   1998     Windom                         3    Unit Participation

   1998     United Power Assoc.          100    Unit Participation

   1998     Minnesota Power               55    Unit Participation

   1998     MidAmerican Energy           100    Unit Participation

                                   SCHEDULE B


                         WISCONSIN POWER & LIGHT COMPANY

                            EXISTING GENERATING UNITS


                       Station               Unit

                       Edgewater               3

                       Nelson Dewey            1
                       Nelson Dewey            2

                       Rock River              1
                       Rock River              2

                       Blackhawk               3
                       Blackhawk               4

                       Rock River CT           3
                       Rock River CT           4
                       Rock River CT           5
                       Rock River CT           6

                       Sheepskin CT            1

                       South Fond du Lac CT    2
                       South Fond du Lac CT    3

                       Prairie du Sac Hydro   1-8

                       Kilbourn Hydro         1-4

                       Janesville Hydro        1

                       Rockton Hydro           1

                       Beloit Blackhawk Hydro  1

                       Shawano Hydro           1

                                   SCHEDULE B


                         WISCONSIN POWER & LIGHT COMPANY

                            EXISTING GENERATING UNITS

                                  JOINTLY OWNED


   Kewaunee           1        Note:  Jointly owned with Wisconsin Public
                                    Service Corporation (WPS) and Madison Gas
                                    & Electric (MGE); operated by WPS.

   Columbia           1        Note:  Jointly owned with WPS and MGE.

   Columbia           2        Note:  Jointly owned with WPS and MGE.

   Edgewater          4        Note:  Jointly owned with WPS.

   Edgewater          5        Note:  Jointly owned with Wisconsin Electric
                                    Power Company (WEP).
   South Fond
    du Lac CT         1        Note:  Owned by Wisconsin Public Power
                                    Inc. (WPPI); operated by WPL.

   Petenwell Hydro    1        Note:  Jointly owned by WPL, WPS and
                                    Consolidated Paper Company; operated by
                                    Wisconsin River Power Company.

   Castle Rock Hydro  1        Note:  Jointly owned by WPL, WPS and
                                    Consolidated Paper Company; operated by
                                    Wisconsin River Power Company.

                                   SCHEDULE B


                         WISCONSIN POWER & LIGHT COMPANY

                        EXISTING PURCHASE POWER CONTRACTS


              Year        Company                 MW        Type

              1996    Minnesota Power             30    System Firm

              1996    Commonwealth Edison         50    System Firm

              1996    Basic Electric             140    System Firm


              1997    Minnesota Power             30    System Firm

              1997    Commonwealth Edison         75    System Firm


              1998    Minnesota Power             75    System Firm

              1998    Commonwealth Edison         90    System Firm

                                   SCHEDULE C

                           CAPACITY COMMITMENT CHARGE

        11.01  Purpose
        The purpose of this Schedule is to establish the basis for Capacity Commitments between the Companies and the rates for the Capacity Commitment Charge and associated energy.
        11.02  Basis for Capacity Commitment
        Prior to January 1 of each year (or more frequently if mutually agreed to by the companies) companies will review their capacity requirements for the coming year to determine whether they have excess system capacity available (AExcess Companies@) or whether they are in a deficit system capacity condition (ADeficit Companies@). Excess Companies will reserve such system capacity for use by Deficit Companies for a period of 30 days. If a Deficit Company wishes to purchase system capacity from an Excess Company it shall so notify the Excess Company to negotiate an agreement for purchase of the excess system capacity. If an Excess Company has not received a request to purchase the excess capacity from a Deficit Company within 30 days, the Excess Company shall have the right to sell its excess capacity to any interested third party.
        11.03  Provisions for Capacity Commitment Charge
        The monthly Capacity Commitment Charge shall be at a rate no higher than the prevailing market price for equivalent capacity delivered to the IEC System, but in no case more than the embedded cost price cap for capacity supplied by the Excess Company. The embedded cost price cap will be determined by applying the following formula:
                                       C-2
             A =  (1/12) [(BxC) + E] (F/D)
             Where:
             A = Monthly Capacity Commitment Charge for the company providing capacity
             B = Levelized fixed charge rate for the committing Company providing capacity including:

                  a.  Current cost of capital
                  b.  Sinking fund depreciation
                  c.  Property taxes
                  d.  Property insurance
                  e.  Income taxes and
                  f.  Applicable state gross receipts taxes

             C = Total Plant Fixed cost of capacity provided as of December 31 of the year prior to the year of the Capacity Commitment.

             D = Rated net dependable capability of capacity provided in megawatts.

             E = Annual Plant Fixed O&M Cost (to be determined by the Operating Committee).

             F =  Megawatts of capacity provided.

        The capacity used to determine the Monthly Capacity Commitment charge will be a weighted mix of the non nuclear generation units.
        11.04     Contracts
        The Companies shall execute an agreement for each such commitment of capacity, where such agreement will set out all of the pertinent costs, rights, and obligations of the parties relating to this transaction and file such contract with the Federal Energy Regulatory Commission as a supplement to this Agreement.
                                       C-3

                                 IES UTILITIES, INC.
   Attest

   _____________________________ By_______________________________
   Secretary                     President

                                 INTERSTATE POWER COMPANY
   Attest

   _____________________________ By_______________________________
   Secretary                     President

                                 WISCONSIN POWER & LIGHT COMPANY

   Attest

   _____________________________ By_______________________________
   Secretary                     President

                                 ALLIANT SERVICES, INC.
   Attest

   _____________________________ By_______________________________
   Secretary                     President

                                   SCHEDULE D

                 PAYMENTS AND RECEIPTS FOR POOL ENERGY EXCHANGES

                               AMONG THE COMPANIES
        13.01     Purpose
        The purpose of this Schedule is to provide the basis for determining payments and receipts among the Companies for Pool Energy exchanges.
        13.02     Hourly Calculations
        The payments and receipts of Section 13.03 are calculated Hourly, but are accumulated and billed Monthly among the Companies.
        13.03     Receipts and Payments
        A selling Company shall receive from a purchasing Company the Seller's Variable Energy Cost for Pool Energy sold. Where Pool Energy is purchased simultaneously by more than one Company these charges shall be prorated in proportion to the megawatt-hours of Pool Energy purchased by each buyer.

                                 IES UTILITIES, INC.
   Attest

   _____________________________ By__________________________________
   Secretary                         President

                                 INTERSTATE POWER COMPANY
   Attest

   _____________________________ By__________________________________
   Secretary                       President

                                       D-2

                            WISCONSIN POWER & LIGHT COMPANY

   Attest

   _____________________________ By__________________________________
   Secretary                       President

                             ALLIANT SERVICES, INC.
   Attest

   _____________________________ By__________________________________
   Secretary                       President

                                   SCHEDULE E


                      DISTRIBUTION OF MARGIN FOR OFF-SYSTEM

                           ENERGY PURCHASES AND SALES

        14.01     Purposes
        The purpose of this Schedule is to establish the basis for distributing among the Companies the Margin on off-System Energy purchases and sales.
        14.02     Off-System Energy Purchases
        Any Margin on off-System Energy purchases during an hour shall be distributed to the Companies in proportion to the megawatt-hours of generation reduced by each Company during the Hour as a result of the purchases.
        14.03     Off-System Energy Sales
        Any Margin on off-System Energy sales during an hour shall be distributed to the Companies in proportion to the energy generated by each Company for the sales.

                               IES UTILITIES, INC.
   Attest

   _____________________________ By__________________________________
   Secretary                       President

                            INTERSTATE POWER COMPANY
   Attest

   _____________________________ By___________________________________
   Secretary                       President

                                       E-2

                         WISCONSIN POWER & LIGHT COMPANY
   Attest

   _____________________________ By____________________________________
   Secretary                       President

                             ALLIANT SERVICES, INC.
   Attest

   _____________________________ By____________________________________
   Secretary                       President

                                   SCHEDULE F


                       DISTRIBUTION OF OPERATING EXPENSES

                          OF THE CENTRAL CONTROL CENTER

        15.01     Purpose
        The purpose of this Schedule is to provide a basis for the distribution among the Companies of the costs incurred by the Agent in operating the Central Control Center.
        15.02     Costs
        Costs for the purpose of this Schedule shall include all costs incurred in maintaining and operating the Central Control Center including, among others, such items as salaries, wages, rentals, the cost of materials and supplies, interest, taxes, depreciation, transportation, travel expenses, consulting, and other professional services.
        15.03     Distribution of Costs
        All costs shall be billed by Agent to the Companies in proportion to the firm kilowatt hour electric sales for the preceding calendar year with the following exception. In the event the Central Control Center makes a study or performs a special service in which all Companies are not thus proportionately interested, any resulting cost shall be distributed to the interested parties in accordance with the standard procedures of Agent authorized by the United States Securities and Exchange Commission, subject to the Commitments made by the Companies to the Federal Energy Regulatory Commission set forth in Section 9.10.

                                       F-2
        (b) Costs incurred by Services and the Transmission Services Organization shall be distributed to the Companies in proportion to their respective Company Transmission Revenue Requirements as shown on Schedule G.

                               IES UTILITIES, INC.
   Attest
   ______________________________ By________________________________
   Secretary                       President

                            INTERSTATE POWER COMPANY
   Attest

   ______________________________ By_________________________________
   Secretary                       President


                         WISCONSIN POWER & LIGHT COMPANY
   Attest

   ______________________________ By_________________________________
   Secretary                       President

                              ALLIANT SERVICES, INC.
   Attest

   ______________________________ By__________________________________
   Secretary                       President

                                   SCHEDULE G


                         TRANSMISSION REVENUE ALLOCATION

        16.01     Purpose
        The purpose of this section is to provide a basis for the allocation of transmission revenues among the Companies in proportion to the costs included by each Company in the Annual Transmission Revenue Requirement shown on Attachment H to the IEC Open Access Transmission Tariff.
        16.02     Company Transmission Revenue Requirements
        Until modified by the Companies, the Annual Transmission Revenue Requirement of each Company shall be:
        IES Utilities Inc.:               $ 33,700,000
        Interstate Power Company:         $ 20,900,000
        Wisconsin Power & Light Company:  $ 27,600,000
        Total IEC Companies:              $ 82,200,000
        16.03     Modification of Revenue Requirements
        Services shall modify the Company and Total IEC Transmission Revenue Requirements from time to time, but no less frequently than whenever the Annual Transmission Revenue Requirement shown on Attachment H to the IEC Open Access Transmission Tariff is modified.

                                       G-2

                               IES UTILITIES, INC.

   Attest
   _______________________________ By_______________________________
   Secretary                       President

                            INTERSTATE POWER COMPANY
   Attest

   _______________________________ By________________________________
   Secretary                       President

                         WISCONSIN POWER & LIGHT COMPANY
   Attest

   _______________________________ By________________________________
   Secretary                       President

                             ALLIANT SERVICES, INC.
   Attest

   _______________________________ By________________________________
   Secretary                       President